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Exhibit 32.0

Certification of Chief Executive Officer
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

        The undersigned, the Chief Executive Officer of iStar Financial Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the year ended December 31, 2010 (the "Form 10-K"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2011	By:	/s/ JAY SUGARMAN Name: Jay Sugarman Title: Chief Executive Officer

 Certification of Chief Financial Officer
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

        The undersigned, the Chief Financial Officer of iStar Financial Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the year ended December 31, 2010 (the "Form 10-K"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2011	By:	/s/ DAVID DISTASO Name: David DiStaso Title: Chief Financial Officer

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  Exhibit 32.0
Certification of Chief Executive Officer Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002
Certification of Chief Financial Officer Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002